UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February  23, 2016

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

802 Main Street, West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers:  Compensatory Arrangements of Certain Officers

On February 24, 2016, C&F Financial Corporation (the “Corporation”) issued a news release announcing, among other things, the appointment of James T. Napier to the Corporation’s Board of Directors, effective February 23, 2016.  Mr. Napier will serve as a director of the Corporation until the annual meeting of shareholders in 2016 at which time he will stand for election as a Class II director with a term expiring at the annual meeting of shareholders in 2019. Mr. Napier has also been appointed to serve on the Corporation’s Audit and Nominating Committees.

There are no arrangements or understandings between Mr. Napier and any other person pursuant to which he was selected as a director. The Corporation’s wholly-owned subsidiary, Citizens and Farmers Bank (the “Bank”), has made loans to Mr. Napier in the ordinary course of business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the same time for comparable transactions with unrelated parties, and in the opinion of management and the Corporation’s and Bank’s Boards, these loans do not involve more-than-normal risks of collectability or present other unfavorable features.  Mr. Napier will be compensated for his services as a director of the Corporation in the same manner as other non-employee directors.

A copy of the Corporation’s news release announcing Mr. Napier’s appointment is attached hereto as Exhibit 99.1.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At its meeting on February 23, 2016, the Board of Directors of the Corporation approved an amendment to the Corporation’s Amended and Restated Bylaws.  Prior to this amendment, Article III, Section 19 of the Amended and Restated Bylaws provided that no director was eligible for election or re-election to the Corporation’s Board of Directors who had reached the age of 72 on or before the election of directors at an annual meeting.  As amended, Article III, Section 19 provides that no director shall be eligible to serve on the Corporation’s Board of Directors after the annual meeting following his or her 75th birthday. The age limitation does not apply to any person serving as a director of the Bank on December 31, 1984.

A copy of the Corporation’s Amended and Restated Bylaws (as adopted February 23, 2016) is attached hereto as Exhibit 3.1.

Item 8.01Other Events

On February  24, 2016, C&F Financial Corporation issued a news release announcing the Board of Directors’ declaration of a cash dividend payable April 1, 2016.    A copy of the Corporation’s news release is attached hereto as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

3.1 Amended and Restated Bylaws of C&F Financial Corporation (as adopted February 23, 2016)

1.1	C&F Financial Corporation news release dated February 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
(Registrant)

Date: February 29, 2016	By:	/s/ Thomas F. Cherry
Thomas F. Cherry
President and Chief Financial Officer